UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the Securities

Exchange Act of 1934 (Amendment No. )

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Old Mutual Advisor Funds II

(Name of Registrant as Specified In Its Charter)

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OLD MUTUAL ADVISOR FUNDS II

ON BEHALF OF THE

OLD MUTUAL EMERGING GROWTH FUND

August __, 2007

For Shareholders of

Old Mutual Emerging Growth Fund (the “Fund”)

Dear Shareholder:

Your Fund’s Board of Trustees requests your vote on a proposal to approve an investment sub-advisory agreement which would result in Ashfield Capital Partners, LLC (“Ashfield”) becoming an additional sub-advisor to the Fund. The Fund’s current sub-advisor, Copper Rock Capital Partners, LLC, will continue to manage a portion of the Fund. We believe that the co-sub-advisory structure would enhance the ability of the Fund to meet its investment objective. The proposed co-sub-advisor structure is expected to benefit Fund shareholders by providing access to Ashfield, which is an experienced investment manager with a complementary investment style to the current sub-advisor, while achieving greater potential Fund diversification. The Fund will not pay additional fees as a result of the addition of Ashfield as a sub-advisor to the Fund.

This proposal will be presented to shareholders at a special meeting of shareholders to be held on October 29, 2007 in Denver, Colorado. This package contains important information about the proposal, a proxy, a business reply envelope permitting you to vote by mail and simple instructions on how to vote by phone or via the Internet. We encourage you to read the Questions and Answers section at the beginning of the enclosed Proxy Statement as well as the entire Proxy Statement, which describes the proposal in detail.

YOUR FUND’S BOARD OF TRUSTEES HAS CAREFULLY CONSIDERED THE PROPOSAL, BELIEVES THE PROPOSAL TO BE IN THE BEST INTERESTS OF FUND SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

You can vote in one of four ways:

BY MAIL using the enclosed proxy card;

BY INTERNET through the website listed in the proxy voting instructions;

BY TELEPHONE by calling 1-__-___-___ and following the recorded instructions; or

IN PERSON at the Special Meeting of Shareholders on October 29, 2007

Your vote is extremely important, matter how many shares you own. If we do not receive sufficient votes to approve the proposal, we may have to send additional mailings or conduct telephone solicitations. If you have any questions about the proposal, please call our proxy solicitor, Broadridge Financial Solutions, Inc. at ____________

Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long term.

Sincerely,

Leigh A. Wilson
Chairman
Old Mutual Advisor Funds II

OLD MUTUAL ADVISOR FUNDS II

Old Mutual Emerging Growth Fund

NOTICE OF MEETING OF SHAREHOLDERS

To Be Held on October 29, 2007

4643 South Ulster Street, 6th Floor

Denver, Colorado 80237

NOTICE IS HEREBY GIVEN that a Meeting of Shareholders of Old Mutual Emerging Growth Fund (the “Fund”) of Old Mutual Advisor Funds II (the “Trust”) will be held at the offices of Old Mutual Capital, Inc. (“Old Mutual Capital”) located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237 on October 29, 2007, at 10:00 a.m. Mountain Time (the “Meeting”), for the purpose of voting on the proposal set forth below and to transact such other business that may properly come before the Meeting, or any adjournments thereof:

To approve an investment sub-advisory agreement between the Trust, the Fund’s advisor, Old Mutual Capital, and a proposed additional sub-advisor, Ashfield Capital Partners, LLC.

The proposal is discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the Meeting or any adjournments thereof if you owned shares of the Fund at the close of business on August 2, 2007. If you attend the Meeting or any adjournments thereof, you may vote your shares in person. Whether or not you intend to attend the Meeting or any adjournments thereof in person, you may vote in any of the following ways:

(1)	Mail: Vote, sign, date and return the enclosed proxy card(s) in the enclosed postage-paid envelope;
(2)

Telephone: Have your proxy card(s) available. Vote by telephone by calling the toll-free number on your proxy card(s) which is available 24 hours a day, 7 days a week. Enter the control number on the proxy card(s) (a confirmation of your telephone vote will be mailed to you); or

(3)

Internet: Have your proxy card(s) available. Vote on the Internet by accessing the website listed on your proxy card(s). Enter the control number from your proxy card(s). Follow the simple instructions found on the website.

By order of the Board of Trustees,

Andra C. Ozols, Secretary
Old Mutual Advisor Funds II

Dated: August __, 2007

Denver, Colorado

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE VOTE YOUR PROXY PROMPTLY.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by telephone or Internet in accordance with the instructions on the enclosed proxy card(s). You may also vote by signing and dating the enclosed proxy card(s) and returning the proxy card(s) using the enclosed return postage-paid envelope. Voting by telephone, Internet or returning the enclosed proxy card(s) will help your Fund avoid the expenses of additional solicitations.

If you sign, date and return the proxy card(s) but give no instructions, your shares will be voted “FOR” the Proposal described above and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.

To avoid the additional expense of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

OLD MUTUAL ADVISOR FUNDS II

Old Mutual Emerging Growth Fund

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

*** PLEASE VOTE ***

YOUR VOTE IS EXTREMELY IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES. ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Old Mutual Advisor Funds II (the “Trust”) will hold a meeting of shareholders of Old Mutual Emerging Growth Fund (the “Fund”) on October 29, 2007. It is important for you to vote as described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety as the explanations in the Proxy Statement will help you decide on the issue.

The following is an introduction to the proposal and the process:

Q:	What issues am I being asked to vote on?

A:       The Trust is asking you to approve an investment sub-advisory agreement between the Trust, the Fund’s advisor, Old Mutual Capital, Inc. (“Old Mutual Capital”), and a proposed additional sub-advisor, Ashfield Capital Partners, LLC (“Ashfield”).

Q:	Why is the Board recommending the approval of a sub-advisory agreement?

A:        Old Mutual Capital is affiliated with a suite of boutique firms that focus on specific areas of the market, follow disciplined investment processes, and are highly differentiated in their fields of expertise. After careful review, the Board believes that the addition of a sub-advisor to the Fund will enhance the ability of the Fund to meet its investment objective. The proposed co-sub-advisor structure is expected to benefit Fund shareholders by providing access to Ashfield, which is an experienced firm with a complementary investment style to the current sub-advisor, while achieving greater potential Fund diversification.

Q:	Has the Fund’s Board approved the Proposal?

A:        Yes. After careful consideration, the Board unanimously recommends that shareholders vote FOR the proposal.

Q:	Will the management fees paid by the Fund remain the same?

A:        Yes. The fees payable to the Fund’s sub-advisors are paid by Old Mutual Capital out of the management fees that it receives from the Fund. As a result, the rates and methods used in calculating the fees for investment management services paid by the Fund are not affected by the number or identity of the Fund’s sub-advisors. In addition, the fees paid by Old Mutual Capital to the new sub-advisor will be the same as the fees paid to the other sub-advisor to the Fund.

Q:	How do I vote my shares?

Q&A-1

A:        You may vote by telephone, via the Internet, or by U.S. Mail. Your proxy card(s) has the telephone number and website listed on it. Please keep in mind that you save the Fund time and postage costs by voting by telephone or via the Internet. If you cast your vote by telephone or through the Internet, please do not return your proxy card(s). If you do not respond at all, Broadridge Financial Solutions, Inc., the Fund’s proxy solicitor, may contact you by telephone to request that you cast your vote.

Q:	What should I do if I receive more than one proxy card?

A:        Fund shareholders must vote separately on the proposal contained in the Proxy Statement. You are being sent a proxy card for each Fund account that you have.

Q:	Who do I call if I have questions about the Proxy Statement?

A:        If you have any other questions or need further assistance in voting, please feel free to call the Fund’s proxy solicitor, Broadridge Financial Solutions, Inc., toll free at 1-_____________________.

After careful consideration, the Board of Trustees has unanimously approved the proposal. The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.

Q&A-2

OLD MUTUAL ADVISOR FUNDS II

Old Mutual Emerging Growth Fund

PROXY STATEMENT

DATED AUGUST__, 2007

This Proxy Statement is being furnished to the shareholders of the Old Mutual Emerging Growth Fund (the “Fund”), a series of Old Mutual Advisor Funds II, a Delaware statutory trust (the “Trust”), by the Board of Trustees (the “Board”) in connection with the solicitation of shareholder votes by proxy to be voted at the Meeting of Shareholders or any adjournments thereof (the “Meeting”) to be held on October 29, 2007 at 10:00 a.m. Mountain Time at the offices of Old Mutual Capital, Inc. (“Old Mutual Capital”) located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. It is expected that the Notice of Meeting, Proxy Statement and proxy card(s) will be first mailed to shareholders on or about August 22, 2007. The Meeting is to be held for the purpose of voting on the proposal set forth below and to transact such other business that may properly come before the Meeting, or any adjournments thereof.

At the Meeting, you will be asked to approve an investment sub-advisory agreement between the Trust, the Fund’s advisor, Old Mutual Capital, and a proposed additional sub-advisor, Ashfield Capital Partners, LLC.

The Board recommends that you vote FOR the approval of the investment sub-advisory agreement.

Shareholder Voting

If you wish to participate in the Meeting you may submit the proxy card(s) included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote your proxy easily and quickly by toll-free telephone, by internet, by mail, or in person. You may change your vote even though a proxy has already been returned either by written notice to the Trust, by mail, submitting a subsequent proxy, or by voting in person at the meeting. A more detailed description of the various voting procedures is provided in the section of this Proxy Statement titled “Shareholder Voting Procedures.”

OLD MUTUAL ADVISOR FUNDS II

Old Mutual Emerging Growth Fund

Table of Contents

PROPOSAL..............................................................................................................	1
Introduction..................................................................................................................	1
Background..................................................................................................................	1
Proposed Sub-Advisory Structure........................................................................................	1
Fund Name Change and Implementation of Ashfield’s Investment Style ..................................	2
Description of the Proposed Sub-Advisory Agreement with Ashfield.............................................	3
Board Consideration and Recommendations...........................................................................	4

ADDITIONAL INFORMATION.......................................................................................	5
The Advisor and Administrator..........................................................................................	5
The Distributor.............................................................................................................	5
Shareholder Voting.........................................................................................................	5
Annual and Semi-Annual Report........................................................................................	5
Brokerage Commissions...................................................................................................	6
Required Vote...............................................................................................................	6
Shareholder Voting Procedures..........................................................................................	6
Shareholder Proposals.....................................................................................................	7
Other Business..............................................................................................................	7

i

PROPOSAL

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT WITH

ASHFIELD CAPITAL PARTNERS, LLC

Introduction

The Board of Trustees (the “Trustees” or the “Board”) of Old Mutual Advisor Funds II (the “Trust”) has approved, subject to shareholder approval, an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Ashfield Capital Partners, LLC (“Ashfield”) for the Old Mutual Emerging Growth Fund (the “Fund”). This Proxy Statement solicits shareholder approval of the Sub-Advisory Agreement, which would result in Ashfield becoming an additional sub-advisor to the Fund.

A form of the Sub-Advisory Agreement is attached to this Proxy Statement as Appendix G and the discussion contained herein regarding the Sub-Advisory Agreement is qualified in its entirety by reference to the attached form of the Sub-Advisory Agreement.

Background

The Fund’s investment advisor is Old Mutual Capital, Inc. (“Old Mutual Capital”) and the Fund is currently sub-advised by Copper Rock Capital Partners, LLC (“Copper Rock”). Old Mutual Capital was appointed investment advisor to the Fund effective January 1, 2006, and the Management Agreement between Old Mutual Capital and the Trust (the “Management Agreement”) was approved by shareholders on May 17, 2006. As investment advisor, Old Mutual Capital oversees the investment decisions made by the sub-advisors for the Trust’s series funds, including monitoring the performance, security holdings and portfolio trading of the sub-advisors. Old Mutual Capital also oversees the sub-advisors’ compliance with prospectus limitations and other relevant investment restrictions. In addition, Old Mutual Capital allocates assets among the sub-advisors for the Trust’s series funds, and provides certain administrative services for the Trust. For the fiscal year ended March 31, 2007, the Fund paid management fees in the amount of $1,523,988 to Old Mutual Capital. Old Mutual Capital was entitled to additional management fees that totaled $439,726 for the period, which Old Mutual Capital waived pursuant to an arrangement with the Trust to limit the Fund’s expenses.

Copper Rock was appointed sub-advisor to the Fund effective January 1, 2006, and the sub-advisory agreement was approved by shareholders on May 17, 2006. Copper Rock manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Copper Rock is an affiliate of Old Mutual Capital. For the fiscal year ended March 31, 2007, Old Mutual Capital paid sub-advisory fees in the amount of $ 742,656.07 to Copper Rock.

The proposed additional sub-advisor, Ashfield, is a Delaware limited liability company located at 750 Battery Street, Suite 600, San Francisco, California 94111, and is an affiliate of Old Mutual Capital and is majority-owned by Old Mutual (US) Holdings Inc., which is an indirect wholly-owned subsidiary of Old Mutual plc, a London Stock Exchange listed international financial services firm. Ashfield also provides investment management services to high net worth private investors and institutional accounts, including corporate retirement plans, public fund, multi-employer pension plans, endowments and foundations. Ashfield managed approximately $3.5 billion in assets as of March 31, 2007. Appendix B contains a list of the managers and officers of Ashfield.

Proposed Sub-Advisory Structure

If shareholders approve the Sub-Advisory Agreement with Ashfield, Ashfield and Copper Rock would act as co-sub-advisors to the Fund and each will manage that portion of the Fund’s net assets as determined from time to time by Old Mutual Capital. Old Mutual Capital currently anticipates that upon effectiveness of the Sub-Advisory Agreement it will initially allocate approximately $90 million (or approximately 51% of the Fund’s assets as of June 30, 2007) to Ashfield, and will thereafter direct net flows into the Fund to Ashfield. Such allocations may be changed from time to time as determined by Old Mutual Capital. The Fund will not pay additional fees as a result of the addition of Ashfield as a co-sub-advisor. As described in the Proxy Statement under “Investment Sub-Advisory Fees,” each co-sub-advisor will be compensated by Old Mutual Capital and not by the Fund, at the current rate based on the portion of average daily net assets of the Fund that the co-sub-advisor manages. Approval of the Sub-Advisory Agreement therefore will not change the rates or amount of compensation the Fund pays to Old Mutual Capital under the Management Agreement for the Fund.

The co-sub-advisors will operate independently from one another in separate sleeves of the Fund. Shareholders, however, participate in the entire Fund and participate in the performance obtained by each of the co-sub-advisors. Old Mutual Capital will continue to retain overall management and oversight responsibility for the Fund, and the sleeves will be viewed on a combined basis for performance purposes.

Fund Name Change and Implementation of Ashfield’s Investment Style

Following shareholder approval of the proposed Sub-Advisory Agreement, Ashfield will commence duties as a co-sub-advisor to the Fund. Effective on or around November 19, 2007, the Fund’s name will change from “Old Mutual Emerging Growth Fund” to “Old Mutual Developing Growth Fund” to better reflect the Fund’s investment approach of investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with growth characteristics.

The addition of Ashfield as a co-sub-advisor to the Fund will not result in a change to the Fund’s investment objective of seeking to provide long-term capital growth. The portion of the Fund sub-advised by Ashfield, however, will be managed according to Ashfield’s investment style, which is different from the investment style of the Fund’s current sub-advisor. Ashfield relies on a team-based approach to implement its investment strategy. Ashfield screens the small cap investment universe for companies with desired financial characteristics, including size and liquidity, growth characteristics, and valuation. By this method, the initial universe is efficiently narrowed down to a smaller universe of stocks. This screened universe is then ranked by earnings criteria, which narrows the universe further to high quality growth companies with high success factors. This screen and rank process efficiently identifies, for further fundamental research, a select universe of companies with a high probability of achieving above average returns. Fundamental research focuses on identifying those investments that improve the risk/return characteristics of the portfolio. A qualitative assessment of the company’s characteristics and growth prospects, as well as an analysis of the company’s income statement, balance sheet and accounting practices and concentrates on the following:

•	Assess uniqueness of company, market share and global positioning
•	Identify growth drivers and determine if catalysts exist for sustainable, above-average earnings growth
•	Analyze revenue and earnings growth rates, margin trends, ROEs and tax rates
•	Analyze financial statements, including forensic accounting review
•	Review valuation versus peer group

Biographical information for members of Ashfield’s portfolio management team can be found in Appendix B to this Proxy Statement.

The current sub-advisor, Copper Rock, will continue to manage its sleeve by utilizing its investment process which seeks to add value through bottom-up stock selection and in-depth fundamental research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position, and business strategy. Copper Rock looks for companies with strong management, superior earnings growth prospects, and attractive relative valuations. Sector weights result from Copper Rock’s bottom-up stock selection process.

Old Mutual Capital, the Board believes that Ashfield’s investment style and processes would complement the investment style of other sub-advisor.

Description of the Proposed Sub-Advisory Agreement with Ashfield

Services

The proposed Sub-Advisory Agreement obligates Ashfield to, among other things,: (i) manage the investment operations and composition of the Fund’s investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information and any supplements thereto (collectively referred to as the “Prospectus”); (ii) provide supervision of the Fund’s investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash in accordance with the Fund’s investment objective, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund’s registration statement and Prospectus or as the Board or Old Mutual Capital may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Fund with the Board; (v) assist in the fair valuation of securities; (vi) provide compliance reports to Old Mutual Capital and/or the Trust’s Chief Compliance Officer; and (vii) perform other duties in connection with its sub-advisory activities.

Investment Sub-Advisory Fees

For the services provided pursuant to the Sub-Advisory Agreement, Ashfield is entitled to receive from Old Mutual Capital a sub-advisory fee, based on the portion of average daily assets of the Fund, at the rate of 0.60%. The fee is reduced by 50% of any limitations, reimbursement payments, supermarket fees and alliance fees (supermarket fees and alliance fees are fees paid to financial intermediaries for providing certain shareholder services) limited, reimbursed or paid by Old Mutual Capital. The sub-advisory fees paid to Ashfield will be reduced when the assets of the Fund reach certain breakpoints, as indicated in the following table. Breakpoints will be calculated based on the total assets of the Fund.

	Sub-Advisory Fee Breakpoint Asset Thresholds
	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater

Old Mutual Emerging Growth Fund	0.60%	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%

Ashfield will not receive any sub-advisory fees directly from the Fund under the Sub-Advisory Agreement. All sub-advisory fees will be paid out of the management fee received by Old Mutual Capital pursuant to a Management Agreement between the Trust and Old Mutual Capital; therefore, as each breakpoint is reached, the management fee paid to Old Mutual Capital is similarly reduced by 0.05%. The sub-advisory fee rate that Ashfield would receive under the proposed Sub-Advisory Agreement is the same as the sub-advisory fee rate received by Copper Rock pursuant to its sub-advisory agreement.

Ashfield also provides sub-advisory services to other funds advised by Old Mutual Capital, each of which have a similar investment objective to the Fund as detailed in Appendix C to this Proxy Statement.

Limitations on Liability

The Sub-Advisory Agreement provides certain limitations on Ashfield’s liability, but also provides that Ashfield shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

Continuance and Renewals

The continuance of the Sub-Advisory Agreement after December 31, 2007 must be specifically approved for the Fund at least annually: (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund; and (ii) by the affirmative vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated: (i) by the Fund, without the payment of any penalty, by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund; (ii) by Old Mutual Capital at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties; or (iii) by Ashfield at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)).

Consultation with Certain Other Entities

Certain rules under the 1940 Act permit mutual fund sub-advisers to buy and sell securities of other sub-advisers of funds in the same mutual fund complex, as well as companies affiliated with such other sub-advisers. To take advantage of this regulatory flexibility, the rules require that a mutual fund contractually prohibit its sub-advisers from consulting with one another regarding transactions in securities or other assets of the fund that they sub-advise. Accordingly, the Sub-Advisory Agreement prohibits Ashfield from consulting with the following entities concerning transactions for the Fund in securities or other assets: (i) other sub-advisers to the Fund; (ii) other sub-advisers to any of the Trust’s other series portfolios; and (iii) other sub-advisers to a portfolio under common control with the Fund. This restriction will provide Ashfield greater investment flexibility in managing the Fund by permitting the purchase of securities issued by other sub-advisors to the Fund or their affiliates, subject to certain limitations under the 1940 Act.

Board Considerations and Recommendations

The Board’s considerations and recommendations regarding the Sub-Advisory Agreement can be found in Appendix A to this Proxy Statement.

ADDITIONAL INFORMATION

The Trust

The Trust is a Delaware statutory trust with its offices located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. Appendix D contains a list of the trustees and executive officers of the Trust. Appendix E contains a list of certain beneficial owners of the Fund.

The Advisor and Administrator

Old Mutual Capital is a Delaware corporation and serves as investment advisor and administrator to the Fund. Pursuant to the Management Agreement with the Trust on behalf of the Fund, Old Mutual Capital administers the business and affairs of the Fund and retains, compensates and monitors the performance of the sub-advisers which manage the investment and reinvestment of the assets of the Fund pursuant to sub-advisory agreements with the Trust and Old Mutual Capital. Old Mutual Capital is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Distributor

Old Mutual Investment Partners (the “Distributor”) is a Pennsylvania business trust, and serves as the Fund’s distributor.

The offices of Old Mutual Capital and the Distributor are located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. Old Mutual Capital and the Distributor are wholly-owned subsidiaries of Old Mutual (US) Holdings, Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London Stock Exchange listed international financial services firm. Old Mutual (US) Holdings, Inc. is located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116, and Old Mutual plc is located at 5th Floor, Old Mutual Place, 2 Lambeth Hill, London EC4V 4GG United Kingdom.

Shareholder Voting

The Board intends to bring before the Meeting the matter set forth herein. If you wish to participate in the Meeting you may vote by telephone, Internet or attend in person. Your vote is important no matter how many shares you own. You may change your vote even if you have already voted your proxy by written notice to the Fund, submitting a subsequent proxy or by voting in person at the Meeting. A more detailed description of the various proxy voting procedures is provided in the section below titled “Shareholder Voting Procedures.”

Annual and Semi-Annual Report

The Fund provides periodic reports to shareholder which highlight relevant information about the Fund, including investment results and a review of portfolio investments. The Fund will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please call Old Mutual Shareholder Services at 1-800-533-0041 between 8:00 a.m. and 7:00 p.m. Eastern Time, Monday through Friday or send a written request to Old Mutual Advisor Funds II, P.O. Box 219534, Kansas City, Missouri 64121.

Brokerage Commissions

For the fiscal year ended March 31, 2007, the Fund did not pay brokerage commissions to brokers affiliated with the Fund, Old Mutual Capital, Copper Rock, Ashfield, Old Mutual Investment Partners or any affiliates of such entities.

Required Vote

Approval of the proposal will require the vote of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act of 1940, as amended. This means the lesser of: (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

Shareholder Voting Procedures

The Trust expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Old Mutual Capital or its affiliates. These officers and employees will not receive any special compensation for their assistance in the solicitation of proxies from the Fund.

Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $79,000, plus expenses. As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge, then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

If you wish to participate in the Meeting, but do not wish to vote your proxy by telephone or the Internet, you may submit the proxy card sent with the Proxy Statement or attend the Meeting in person. Should you require additional information regarding the Proxy Statement or replacement proxy cards, you may contact Broadridge toll-free at 1-__________. You may revoke an executed proxy by (i) a written instruction that is received by the Secretary of the Trust at any time before the Meeting date; (ii) delivery of a later-dated proxy card; or (iii) attendance at the Meeting and voting in person.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the proposal specified on the proxy card. For purposes of determining the presence of a quorum, broker non-votes or withheld votes will be counted as present.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

Shareholders of record as of the close of business on August 2, 2007 (“Record Date”), are entitled to vote at the Meeting. The number of shares outstanding of each class of the Fund on the Record Date can be found in Appendix F attached hereto. Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder.

For a free copy of the Trust’s most recent Annual or Semi-Annual Report, shareholders of the Fund may call 1-800-433-0051 or write to Old Mutual Advisor Funds II at P.O. Box 219534, Kansas City, Missouri 64121.

Only one Proxy Statement, along with one proxy card, is being delivered to multiple shareholders who share an address unless the Trust has received contrary instructions from one or more of the shareholders. The Trust will deliver, promptly upon oral or written request, a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was delivered.

Shareholders can notify the Trust that they wish to receive a separate copy of this Proxy Statement, or wish to receive separate proxy statements in the future, by calling 1-800-433-0051 or by writing to Old Mutual Advisor Funds II at P.O. Box 219534, Kansas City, Missouri 64121. Multiple shareholders sharing an address can request to receive a single copy of proxy statements in the future if they are currently receiving multiples copies of proxy statements by calling or writing to the Trust as indicated above.

Shareholder Proposals

As a general matter, the Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of the Fund, you should send such proposal to the Fund at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a shareholder’s meeting, the Fund must receive proposal a reasonable time before proxy materials are prepared relating to that meeting. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain Federal regulations.

Other Business

The Board does not intend to present any other business at the Meeting. Other matters will be considered if notice is given within a reasonable amount of time prior to the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters.

The Trustees recommend approval of the Proposal. Any unmarked proxies without instructions to the contrary will be voted in favor of approval of the Proposal.

APPENDIX A

BOARD CONSIDERATIONS AND RECOMMENDATIONS

BOARD REVIEW AND APPROVAL OF:

INVESTMENT SUB-ADVISORY AGREEMENT WITH

ASHFIELD CAPITAL PARTNERS, LLC

Background

On August 2, 2007, the Board of Trustees of Old Mutual Advisor Funds II (the “Trust”), including all of its independent Trustees (the “Board”): (i) approved an investment sub-advisory agreement which would add Ashfield Capital Partners, LLC (“Ashfield”) as an additional sub-advisor to the Old Mutual Emerging Growth Fund (the “Fund”); and (ii) approved changing the name of Old Mutual Emerging Growth Fund to “Old Mutual Developing Growth Fund,” to be effective on or around November 19, 2007. The Board recommended that shareholders of Old Mutual Emerging Growth Fund approve the sub-advisory agreement at a meeting of shareholders to be held October 29, 2007, as such meeting may be adjourned.

Set forth below are the factors that the Board considered in approving the Sub-Advisory Agreement with Ashfield (the “Proposed Sub-Advisory Agreement”).

Board Considerations

In reviewing the Proposed Sub-Advisory Agreement, the Board considered the following matters with respect to the Fund:

•

Nature and Extent of Services-- The Board considered the portfolio management services to be provided by Ashfield under the Proposed Sub-Advisory Agreement. The Board received presentations by Ashfield regarding its qualifications to manage the Fund, which included a discussion of Ashfield’s management of accounts with investment objectives and strategies similar to the investment objectives and strategies of the Fund. The Board also received written materials from Ashfield regarding its qualifications to perform the portfolio management services provided under the Proposed Sub-Advisory Agreement. Based on the oral presentations and written material provided by Ashfield, the Board believed Ashfield to be capable and qualified to perform the services provided under the Proposed Sub-Advisory Agreement and that such services are comparable to services provided by the other sub-advisor to the Fund.

•

Co-Sub-Advisory Structure-- The Board considered the effectiveness with which Ashfield would operate within a co-sub-advisory structure. In particular, the Board considered the degree to which Ashfield’s investment style and processes would complement the Fund’s other investment sub-advisor, Copper Rock Partners, LLC. Based on information provided by Old Mutual Capital, the Board concluded that Ashfield’s investment style and processes would complement the investment style of the other sub-advisor.

•

Profitability/Costs-- The Board also reviewed the projected profitability of Ashfield in connection with providing services to the Fund. In that connection, the Board reviewed Ashfield’s projected costs in providing services to the Fund and the basis for allocating those costs.

•

Benefits derived by Old Mutual Capital from its relationship with the Fund-- The Board considered the fall-out benefits to Ashfield, including Ashfield’s increased visibility in the investment community. The Trustees also weighed the benefits to affiliates of Ashfield, including Old Mutual Capital, the Trust’s distributor, Old Mutual Investment Partners, and their common parent, Old Mutual (US) Holdings Inc.

A-1

•

Senior Officer’s Report-- The Trustees considered a report from the Trust’s Senior Vice President (“Senior Officer”), who is independent from the Trust’s various service providers, including Ashfield and Old Mutual Capital and their affiliates, in analyzing Ashfield. The Trustees noted the due diligence performed by the Senior Officer in connection with his review of Ashfield, including meetings with Ashfield’s personnel. The Trustees’ also noted the Senior Officer’s evaluation of the sub-advisory fees. The Trustees favorably considered that the Senior Officer supported the hiring of Ashfield.

•

Performance— With respect to performance, the Trustees favorably weighed that Ashfield’s small cap growth strategy compared favorably to the Lipper peer group average for the three year period ended December 2006 and the six month period ended June 30, 2007. The Trustees also favorably weighed that Ashfield’s small cap growth strategy compared favorably to the Fund’s benchmark index, the Russell 2000 Growth Index, particularly on an average basis for the three year period ended December 2006, and that the strategy compared favorably to the benchmark index for the six months ended June 30, 2007.

•

Sub-Advisory Fees-- With respect to sub-advisory fees, the Trustees noted that Old Mutual Capital would pay Ashfield’s sub-advisory fee out of the management fee Old Mutual Capital received from the Trust (the “Management Fee”). The Trustees considered that the sub-advisory fee to be paid to Ashfield was the same sub-advisory fee received by the Fund’s other sub-advisor. The Trustees also considered Ashfield’s representation that the sub-advisory fees it would receive for managing the Fund were in line with the fees it may charge other funds. The Trustees also concluded that Ashfield’s use of “soft” commission dollars to obtain proprietary research was consistent with regulatory requirements and was likely to benefit the Fund.

•

Breakpoints-- The Trustees considered that the sub-advisory fee contained breakpoints which, together with breakpoints in the Management Fee, provided a framework to pass on to shareholders expense savings resulting from economies of scale.

•

Fee Waivers-- The Trustees considered that Ashfield agreed to share in the advisory fee reimbursements and expense waivers to which Old Mutual Capital was subject pursuant to a contractual agreement with the Trust. The Trustees further considered that Old Mutual Capital was not recommending any change to the existing expense limitation arrangement with the Trust pursuant to which Old Mutual Capital agreed to waive its Management Fee or reimburse Fund expenses to limit the Fund’s total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.30% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund’s Class Z shares with corresponding limitations for the Fund’s other share classes.

Board Conclusions-- The Board concluded that the Sub-Advisory Agreement with Ashfield should be approved in view of the level of services that Ashfield represented it would provide to the Fund, good relative performance of Ashfield in managing accounts with investment objectives and strategies similar to the investment objective and strategies of the Fund, no change to the sub-advisory or Management Fee structure currently in place for the Fund.

A-2

APPENDIX B

ASHFIELD CAPITAL PARTNERS, LLC OFFICERS AND MANAGERS

Name	Title	Position with Affiliated Entity
J. Stephen Lauck	President and Chief Executive Officer	None
Frances Chiu	Chief Compliance Officer	None
Claudia Owen	Chief Financial Officer	None
Scott F. Powers	Manager	Chief Executive Officer, Old Mutual US Holdings Inc.
Thomas M. Turpin	Manager	Chief Operating Officer, Old Mutual US Holdings Inc.

ASHFIELD CAPITAL PARTNERS, LLC PORTFOLO MANAGEMENT TEAM

J. Stephen Thornborrow joined Ashfield in 1984 and has held the position of Portfolio Manager/Analyst since that time.

Bradley J. Fretz joined Ashfield in 1989 and has held the position of Portfolio Manager since that time.

Peter A. Johnson joined Ashfield in 1994 and has held the position of Portfolio Manager/Analyst since that time.

Jeffrey A. Johnson joined Ashfield in 2004 and has held the position of Associate Portfolio Manager/Analyst since that time.

B-1

APPENDIX C

OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES

Ashfield Capital Partners, LLC

Fund	Total Assets as of June 30, 2007	Sub-Advisory Fee Rate	Fee Reductions (1)
Old Mutual Large Cap Growth Portfolio	$12,701,316	$0 to less than $300 million (.50% ), $300 million to less than $500 million (0.45% ), $500 million to less than $750 million (0.40% ), $750 million to less than $1.0 billion (0.35% ), $1.0 billion to less than $1.5 billion (0.30% ), $1.5 billion to less than $2.0 billion (0.25% ), $2.0 billion or greater (0.20% ).	.125%
Old Mutual Large Cap Growth Fund	$86,170,468	$0 to less than $300 million (.50% ), $300 million to less than $500 million (0.45% ), $500 million to less than $750 million (0.40% ), $750 million to less than $1.0 billion (0.35% ), $1.0 billion to less than $1.5 billion (0.30% ), $1.5 billion to less than $2.0 billion (0.25% ), $2.0 billion or greater (0.20% ).	.10%
Old Mutual Large Cap Growth Concentrated Portfolio	$61,737,618	$0 to less than $300 million (.55% ), $300 million to less than $500 million (0.50% ), $500 million to less than $750 million (0.45% ), $750 million to less than $1.0 billion (0.40% ), $1.0 billion to less than $1.5 billion (0.35% ), $1.5 billion to less than $2.0 billion (0.30% ), $2.0 billion or greater (0.25% ).	.095%

C-1

Old Mutual Large Cap Growth Concentrated Fund	$110,388,720	$0 to less than $300 million (.55% ), $300 million to less than $500 million (0.50% ), $500 million to less than $750 million (0.45% ), $750 million to less than $1.0 billion (0.40% ), $1.0 billion to less than $1.5 billion (0.35% ), $1.5 billion to less than $2.0 billion (0.30% ), $2.0 billion or greater (0.25% ).	.135%
Old Mutual Select Growth Fund	$124,362,979	$0 to less than $300 million (.55% ), $300 million to less than $500 million (0.50% ), $500 million to less than $750 million (0.45% ), $750 million to less than $1.0 billion (0.40% ), $1.0 billion to less than $1.5 billion (0.35% ), $1.5 billion to less than $2.0 billion (0.30% ), $2.0 billion or greater (0.25% ).	.185%

(1) For each Fund, the actual fees paid to a Sub-Advisor by the Advisor will be reduced by 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of each Fund.

C-2

APPENDIX D

OFFICERS AND TRUSTEES OF OLD MUTUAL ADVISOR FUNDS II

Trustees

Name	Position with Fund	Position with Affiliated Entity
Leigh A. Wilson	Chairman	None
John R. Bartholdson	Trustee	None
Jettie M. Edwards	Trustee	None
Albert A. Miller	Trustee	None
Thomas M. Turpin*	Trustee	Chief Operating Officer, Old Mutual (US) Holdings, Inc.

* Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust,

as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

Officers

Name	Position with Fund	Position with Affiliated Entity
Julian F. Sluyters	President and Principal Executive Officer	President and Chief Operating Officer, Old Mutual Capital, Inc
Edward J. Veilleux	Senior Vice President	Senior Vice President, Old Mutual Insurance Series Fund

D-1

James F. Lummanick	Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer, Old Mutual Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund Services, Inc., and Old Mutual Shareholder Services, Inc.
Andra C. Ozols	Vice President and Secretary	Executive Vice President, Secretary, and General Counsel, Old Mutual Capital, Inc. and Old Mutual Investment Partners
Karen S. Proc	Assistant Secretary	Vice President and Associate General Counsel, Old Mutual Capital, Inc.
Robert T. Kelly	Treasurer and Principal Financial Officer	Vice President, Old Mutual Shareholder Services
Kathryn A. Burns	Assistant Treasurer	Regulatory Reporting Manager, Old Mutual Capital, Inc.,
Robert D. Lujan	Assistant Treasurer	Fund Services Manager, Old Mutual Capital, Inc.,

D-2

APPENDIX E

BENEFICIAL OWNERS OF THE FUND’S VOTING SECURITIES

AS OF AUGUST 2, 2007

The table below lists all beneficial owners of more than 5% of any class of the Fund’s voting securities:

[TO BE UPDATED]

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Class
Old Mutual Emerging Growth Fund Class A

Old Mutual Emerging Growth Fund Class C

Old Mutual Emerging Growth Fund Class Z

Old Mutual Emerging Growth Fund Class R

Old Mutual Emerging Growth Fund Advisor Class

Old Mutual Emerging Growth Fund Institutional Class

* None of the shares are known to be shares which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

The table below lists trustee and executive officer1 beneficial ownership in the Fund’s voting securities:

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Class

Old Mutual Emerging Growth Fund Class A

Old Mutual Emerging Growth Fund Class C

Old Mutual Emerging Growth Fund Class Z

_________________________

1 Executive officers as defined by Item 402(a)(3) of Regulation S-K.

Old Mutual Emerging Growth Fund Class R

Old Mutual Emerging Growth Fund Advisor Class

Old Mutual Emerging Growth Fund Institutional Class

* None of the shares are known to be shares which the named beneficial owner has pledged as security or has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

APPENDIX F

SHARES OF THE FUND OUTSTANDING AS OF AUGUST 2, 2007 (BY CLASS)

Shares Outstanding

CLASS A

CLASS C

CLASS R

CLASS Z

ADVISOR CLASS

INSTITUTIONAL CLASS

F-1

APPENDIX G

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this ___ day of _______________, 2007 by and among Old Mutual Capital, Inc. (the “Adviser”), Ashfield Capital Partners, LLC (the “Sub-Adviser”), and Old Mutual Advisor Funds II, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Agreement between the Adviser and the Trust dated May 17, 2006, the Adviser acts as investment manager for the assets of the portfolios listed on Schedule A to this Agreement (each, a “Fund”); and

WHEREAS, the Adviser and the Trust each desire to retain the Sub-Adviser to provide investment advisory services to the Trust in connection with the management of that portion of the assets of each Fund that are allocated by the Adviser to a designated custodial account established at the Fund’s custodian (each such portion, a “Portfolio”), which may constitute some or all of the assets of a Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1.         a)         Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage (i) the investment operations of the Portfolio, and (ii) the composition of such assets, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in such Fund’s Prospectus(es) (such Prospectus(es) and Statement(s) of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(1)       The Sub-Adviser shall provide supervision of each Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by such Portfolio and what portion of such assets will be invested or held uninvested in cash.

(2)       In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees and will conform and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(3)       The Sub-Adviser shall determine the securities to be purchased or sold with respect to each Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the respective Fund’s Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the

Adviser may direct from time to time, in conformity with federal securities laws. In providing a Portfolio with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser’s other clients may be a party. It is understood that it is desirable for a Portfolio that the Sub-Adviser have access to (i) supplemental investment and market research and (ii) security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities on behalf of each Portfolio with brokers, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio in question and to such other clients.

(4)       The Sub-Adviser at its expense will make available to the Trustees of the Trust and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Portfolio and to consult with the Trustees of the Trust and Adviser regarding the Portfolio’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Adviser and the Trust.

(5)       In accordance with procedures adopted by the Trustees of the Trust, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all Portfolio securities. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or Trust’s administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, the Sub-Adviser will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Portfolio at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund’s net asset value per share.

(6)       The Sub-Adviser at its expense will provide the Adviser and/or the Trust’s Chief Compliance Officer with such compliance reports relating to its duties under this Agreement as may be requested from time to time. Notwithstanding the foregoing, the Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser’s compliance policies and procedures that pertain to the Portfolio, as well as any change in portfolio manager(s) of the Portfolio.

(7)       Unless otherwise directed by the Adviser or the Trust’s Board of Trustees, the Sub-Adviser will vote all proxies received in accordance with the Trust’s proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Trust’s Board of Trustees, the Sub-Adviser’s proxy voting policy. The Adviser shall instruct the Portfolio’s custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials. The Sub-Adviser shall maintain and shall forward to the Fund or its designated agent such proxy voting information as is necessary for the Fund to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

(8)       The Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Investment Advisers Act of 1940 and has provided the Adviser and the Trustees of the Fund a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, the Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser’s last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser’s code of ethics are reasonably designed to prevent “access persons” from violating the code of ethics.

(9)       The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

(10)     The Sub-Adviser shall maintain all books and records with respect to each Portfolio’s portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trust’s Board of Trustees may reasonably request.

(11)     The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the assets of the Portfolio and shall provide the Adviser with such information upon request of the Adviser.

(12)     (a)        The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(b)       Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser’s officers or employees.

(c)       The Sub-Adviser shall keep each Portfolio’s books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of a Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of a Portfolio are property of the Fund and the Sub-Adviser will surrender promptly to a Fund any of such records upon that Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2.         The Adviser shall continue to have responsibility for all services to be provided to each Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement.

3.         The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)       Certified resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

(b)       Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to the Fund and shares of the Fund’s beneficial shares, and all amendments thereto; and

(c)	Prospectus(es) of the Fund.

4.         For the services to be provided by the Sub-Adviser pursuant to this Agreement for the Portfolios, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at an annual rate equal to a percentage of each Portfolio’s average daily net assets, as set forth on Schedule A (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of each Portfolio). This fee will be paid to the Sub-Adviser from the Adviser’s advisory fee for such Portfolio. This fee will be computed daily and paid to the Sub-Adviser monthly.

To the extent that the Adviser is reimbursed by the Trust for any waived fees or reimbursed expenses pursuant to the terms of a separate expense limitation agreement between the Trust and the Adviser, the Adviser will pay to the Sub-Adviser its pro-rata share of any such reimbursed amount.

5.         The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by a Fund or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6.         This Agreement shall continue for an initial period ending December 31, 2007, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually in conformance with the 1940 Act provided, however, that this Agreement may be terminated (a) by a Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. This Agreement shall terminate automatically and immediately in the event of its assignment. As used in this Section 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7.         Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser’s partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8.         During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Fund, the Trust or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class mail, electronic mail or overnight delivery service, facsimile transmission equipment or hand delivery.

9.         No Trustee or Shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

10.       No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of each Fund.

11.       This Agreement shall be governed by the laws of the state of Delaware; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.       This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; all such counterparts shall, together, constitute only one instrument.

13.       Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.       Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:	To the Sub-Adviser at:

Old Mutual Capital, Inc.	Ashfield Capital Partners, LLC
4643 South Ulster Street, Suite 600	750 Battery Street, Suite 600
Denver, CO 80237	San Francisco, CA 94111
Attention: General Counsel	Attention: President

To the Trust or a Fund at:

Old Mutual Advisor Funds II
4643 South Ulster Street, Suite 600
Denver, CO 80237
Attention: Secretary

15.       Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16.       As required by certain exemptive rules under the 1940 Act, the Sub-Adviser is prohibited from consulting with the entities listed below concerning transactions for the Fund in securities or other assets:

1. other subadvisers to the Fund
2. other subadvisers to a Trust portfolio

3. other subadvisers to a portfolio under common control with the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

OLD MUTUAL CAPITAL, INC.	OLD MUTUAL ADVISOR FUNDS II

By:	By:

Name:	Name:

Title:	Title:

ASHFIELD CAPITAL PARTNERS, LLC

By:

Name:

Title:

SCHEDULE A

DATED _______________, 2007

TO

INVESTMENT SUB-ADVISORY AGREEMENT

AMONG

[SUB-ADVISOR],

OLD MUTUAL CAPITAL, INC.

AND

OLD MUTUAL ADVISOR FUNDS II

DATED _______________, 2007

PORTFOLIO	Sub-Advisory Fee Breakpoint Asset Thresholds
	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater

Old Mutual Emerging Growth Fund	0.60%	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%

Breakpoints will be calculated based on the total assets of the Fund.

________________________________________________________________

Distributor: Old Mutual Investment Partners, Member NASD, SIPC

R-07-025 03/2007

F-7

FORM OF PROXY CARD

OLD MUTUAL ADVISOR FUNDS II

4643 South Ulster Street, 6th Floor

Denver, Colorado 80237

OLD MUTUAL EMERGING GROWTH FUND

NOTICE OF SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD

OCTOBER 29, 2007

The undersigned shareholder of Old Mutual Emerging Growth Fund (the “Fund”), a series portfolio of Old Mutual Advisor Funds II (the “Trust”), hereby appoints Julian F. Sluyters and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on August 2, 2007 at a Special Meeting of Shareholders to be held at the offices of Old Mutual Capital, Inc. (“Old Mutual Capital”) located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237 on October 29, 2007 at 10:00 a.m., Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL OUTLINED ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

DATED: ______________________, 2007

Signature(s) (Joint Owners)	(Please sign in box)

NOTE: Please sign name or names as imprinted hereon. Where shares are registered in joint tenancy, all tenants should sign. Persons signing as Executors, Administrators, Trustees, etc. should so indicate.

OLD MUTUAL 2007 KW

YOUR VOTE IS IMPORTANT

TO CAST YOUR VOTE BY PHONE:	TO CAST YOUR VOTE BY MAIL:	TO CAST YOUR VOTE ON THE INTERNET:
1) Read the Proxy Statement and have this	1) Read the Proxy Statement	1) Read the Proxy Statement and have this card
card at hand	2) Check the appropriate boxes on the	at hand
2) Call toll-free 1-888-221-0697	reverse side	2) Log on to www.proxyweb.com
3) Follow the recorded instructions	3) Sign and date the Proxy Card	3) Follow the on-screen instructions
4) Do not return this paper ballot	4) Return the Proxy Card in the enclosed postage-paid envelope	4) Do not return this paper ballot

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [ X ]
PLEASE DO NOT USE FINE POINT PENS.

If you sign, date and return the proxy card but give no instructions, your shares will be voted “FOR” the Proposal described above and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies. If you should have any questions about the proxy material or the execution of your vote, please call the Fund’s proxy solicitor toll free at 1-877-333-2372.

	FOR	AGAINST	ABSTAIN
1. To approve an investment sub-advisory agreement between the Trust, the Fund’s advisor, Old Mutual Capital, and a proposed additional sub-advisor, Ashfield Capital Partners, LLC	[ ]	[ ]	[ ]

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

OLD MUTUAL 2007 KW